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Exhibit 10.13

Schedule of Executive Officers

Receiving Form 1 Change of Control Agreement or Form 2 Change of Control Agreement

Executive Officers Receiving Form 1 Change of Control Agreements:

  C. Michael Carter
  Michael J. Cavallero
  George Horne
  Kenneth J. Kay
  Lawrence A. Kern
  David H. Murdock
  Peter M. Nolan
  Eric Schwartz

Executive Officers Receiving Form 1 Change of Control Agreements:

  Gil Brook
  Beth Potillo
  Roberta Wieman

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Schedule of Executive Officers